UNITED STATES OF AMERICA

Before the

SECURITIES AND EXCHANGE COMMISSION

ADMINISTRATIVE PROCEEDING

File No. 3-11858

In the Matter of:	)
	)	PETITION FOR REVIEW
CMKM Diamonds, Inc.,	)	OF INITIAL DECISION AND
	)	NOTICE OF APPEAL OF:
	)	ADMINISTRATIVE PROCEEDING
	)	PURSUANT TO SECTION 12(j) OF
	)	THE SECURITIES EXCHANGE ACT
Respondent.	)	OF 1934

PETITION FOR COMMISSION REVIEW OF

INITIAL DECISION

AND

NOTICE OF APPEAL

OF RESPONDENT, CMKM DIAMONDS, INC.

Dated: July 29, 2005

Donald J. Stoecklein
Stoecklein Law Group
Counsel for Respondent
CMKM Diamonds, Inc.
402 West Broadway, Suite 400
San Diego, California 92101
(619) 595-4882
(619) 595-4883

Respondent CMKM Diamonds Inc. (CMKM), by its attorneys pursuant to Rule 410 of the Commission’s Rules of Practice, petitions the Commission for review of the Initial Decision of the Administrative Law Judge, entered on July 12, 2005, and in support of said Petition states as follows:

        A.    This Petition is timely filed, pursuant to the order of this Commission dated July 12, 2005.

        B.    Commission’s review of this matter is appropriate under Rule 411 of the Rules of Practice in that the Initial Decision, which revokes the registration of CMKM Diamond’s securities and the Petition for Review makes a reasonable showing that prejudicial error was committed in the conduct of the proceedings and that the Initial Decision embodies findings and conclusions of material fact which are clearly erroneous, and exercises of discretion and policy and legal decisions which are important and should be reviewed by the Commission.

        C.    Respondent CMKM objects to the following conclusions of law contained in the Initial Decision as erroneous, and petitions that the Commission review those conclusions:

             a.    That “the evidence is overwhelming that CMKM Diamonds and Casavant knew or, at minimum, was reckless in not knowing, that the original Form 15 was false.”

             b.    That the conclusion was reached that “I therefore conclude that filing the false Form 15 did not suspend CMKM Diamond’s reporting obligations.”

            c.    That the Administrative Law Judge concluded that “CMKM Diamonds violated Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 by failing to file: (1) annual reports since May 9, 2002; and (2) quarterly reports since November 18, 2002.”

             d.    That if the Administrative Law Judge even accepted CMKM Diamond’s position that it acted in good faith and believed that the representations in its Form 15 were true, that “it is still in violation of Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13.”

        D.    Respondent CMKM takes exception, as hereinafter set forth, to the following findings of fact contained in the Initial Decision of the Administrative Law Judge, and the inferences and conclusions drawn therefrom, as contrary to or unsupported by the evidence adduced in this case:

             a.    That “the persuasive evidence is that the Division’s inquiry to CMKM Diamond’s counsel on December 23, 2004 led CMKM Diamonds to revoke the Form 15 because it contained a materially false representation.”

             b.    That correspondence referenced in Div. Exs. 20, 21 establishes that the Commission knew in December 2004 that CMKM Diamond’s Form 15 was false.

             c.    That “the evidence establishes that CMKM Diamonds knew, or was reckless in not knowing, that it had more than 300 shareholders [sic stockholders] of record when it filed the Form 15 on July 22, 2003.”

             d.    That “the evidence is that CMKM Diamonds made no effort to confirm or verify the number of shareholders of record before filing the Form 15.”

            e.    That as a result of the large issuances of shares since January 2003, “CMKM Diamonds must have known that it had more than 300 shareholders [sic stockholders] of record when it filed the original Form 15.”

            f.    That “Casavant and CMKM Diamonds issued statements throughout 2004 that: (1) support my finding that the company either knew, or was reckless in not knowing, that the original Form 15 was false: and (2) contradict the contention that CMKM Diamonds did not believe it had any reporting obligations subsequent to filing the false Form 15. These statements demonstrate that CMKM knew that the original Form 15 was false and that it remained subject to the periodic reporting requirements.” [emphasis added]

WHEREFORE, respondent CMKM respectfully requests that the Commission grant its petition for review of the Initial Decision and, upon review, vacate the Initial Decision and dismiss the revocation of CMKM’s securities.

Respectfully Submitted,

/s/ Stoecklein Law Group

Stoecklein Law Group

and

/s/ Donald J. Stoecklein

Donald J. Stoecklein

Stoecklein Law Group
Counsel for Respondent
CMKM Diamonds, Inc.
402 West Broadway, Suite 400
San Diego, California 92101
(619) 595-4882
(619) 595-4883

Certificate of Service

I certify that on August 9, 2005, I caused the foregoing to be served on the below listed persons by being placed in the U.S. Mail postage prepaid for delivery to the following persons, and by fax as indicated.

Office of the Secretary

Securities and Exchange Commission

450 5th Street, N. W. Mail Stop 6-9

Washington D.C. 20549

(original and three copies by Fed Ex)

Honorable Brenda P. Murray

Administrative Law Judge

450 5th Street, N.W. Mail Stop 1106

Washington D.C. 20549-1106

(and by facsimile to: 202.777.1031)

Leslie Hakala or Greg Glynn

Counsel for the Division of Enforcement

Securities and Exchange Commission

5670 Wilshire Boulevard, Suite 1100

Los Angeles, CA 90036

(and by facsimile to: 323.965.3394)

Bill Frizzell

Frizzell Law Group

305 S. Broadway, Suite 302

Tyler, TX 75702

(and by facsimile to: 903.595.4383)

/s/ Andrea Vierkant
Andrea Vierkant

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